RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2015
RELATED PARTY TRANSACTIONS [Abstract]
RELATED PARTY TRANSACTIONS
19.            RELATED PARTY TRANSACTIONS

Fly has no employees and has outsourced the daily operations of the Company by entering into management, servicing and administrative agreements (the "Agreements") with BBAM. Services to be rendered under the Agreements include acquiring and disposing of aircraft; marketing of aircraft for lease and re-lease; collecting rent and other payments from the lessees; monitoring maintenance, insurance and other obligations under the leases; enforcing the Company's rights under the lease terms; and maintaining the books and records of the Company and its subsidiaries. The Manager manages the Company under the direction of its chief executive officer and chief financial officer. Pursuant to the terms of the Agreements, certain fees and expenses that may be payable to the Manager may be reduced for any like payments made to other BBAM affiliates. In connection with its services, the Manager may also incur expenses such as travel, insurance and other professional fees on behalf of the Company. The Company reimburses the Manager for these expenses. The Company had $0.3 million of reimbursable expenses due to the Manager at each of December 31, 2015 and 2014, respectively.

Pursuant to the Agreements, BBAM is entitled to receive servicing fees. On October 24, 2014, in connection with the amendment to the indenture governing the Securitization Notes, the servicing agreement for B&B Air Funding was also amended to clarify the calculation of the sales fee payable to the servicer upon disposition of an aircraft, and to conform its insurance requirements and concentration limits to the same terms in the amended indenture. With respect to aircraft financed by the Securitization Notes, BBAM is entitled to receive a base fee of $150,000 per month, subject to certain adjustments, and a rent fee equal to 1.0% of the aggregate amount of aircraft rent due and 1.0% of rent actually collected. With respect to all other aircraft, BBAM is entitled to receive a servicing fee equal to 3.5% of the aggregate amount of rent actually received for such aircraft. BBAM received base and rent fees pursuant to the Agreements totaling $15.2 million, $14.4 million, and $12.1 million for the years ended December 31, 2015, 2014 and 2013, respectively.

BBAM is entitled to an administrative agency fee from B&B Air Funding equal to $750,000 per annum, subject to an annual CPI adjustment. For all other aircraft, BBAM is entitled to an administrative fee of $1,000 per month per aircraft. In addition, BBAM is entitled to a servicer administrative fee of $10,000 per month under the Term Loan. Prior to the termination of the Fly Acquisition II Facility, BBAM was entitled to a servicer administrative fee of $10,000 per month. BBAM received administrative fees from aircraft owning subsidiaries of the Company totaling $2.1 million during each of the years ended December 31, 2015 and 2014. During the year ended December 31, 2013, BBAM received administrative fees from aircraft owning subsidiaries of the Company totaling $1.9 million.

During the year ended December 31, 2015, the Company purchased two aircraft from an unrelated third party, which continues to be serviced by BBAM.

During the year ended December 31, 2015, the Company incurred $9.2 million of origination fees, of which $1.0 million was expensed. With respect to aircraft acquired in the first quarter of 2014, the Manager waived the origination fees that it was entitled to receive from the Company. For the year ended December 31, 2014, the Company incurred $12.8 million of origination fees, of which $3.1 million was expensed. For the year ended December 31, 2013, the Company incurred $9.5 million of origination fees, of which $2.5 million was expensed.

On June 19, 2015, in connection with the agreement to sell a portfolio of aircraft to ECAF I Ltd. (the "ECAF-I Transaction"), the Company and the Manager agreed to amend the Company's management agreement (the "Management Agreement"). Prior to the amendment, the Company made quarterly payments of $2.5 million, subject to an annual adjustment tied to the Consumer Price Index applicable to the prior calendar year, to the Manager as compensation for providing the services of the chief executive officer, the chief financial officer and other personnel, and for certain corporate overhead costs related to the Company ("Management Expenses"). For the years ended December 31, 2015, 2014 and 2013, the Company incurred Management Expenses of $8.2 million, $10.6 million and $10.5 million, respectively.

Pursuant to the amendment, the annual management fee that the Company pays to the Manager was reduced from $10.7 million to $5.7 million, effective as of July 1, 2015. The management fee will be adjusted each calendar year by (i) 0.3% of the change in the book value of the Company's aircraft portfolio during the preceding year, up to a $2.0 billion increase over the book value of the post-ECAF-I Transaction portfolio and (ii) 0.25% of the change in the book value of the Company's aircraft portfolio in excess of $2.0 billion, with a minimum annual management fee of $5.0 million. The management fee also will be subject to an annual adjustment tied to the Consumer Price Index. The term of the Management Agreement has been extended from December 28, 2022 to July 1, 2025, and shall be automatically extended for one additional term of five years unless terminated by either party upon 12 months' notice or terminated earlier as set forth below.

If the Management Agreement is not renewed after the termination of the initial ten-year term, the Company will pay the Manager a non-renewal fee on the termination date in an amount equal to (i) $6.0 million plus (ii) so long as the Management Expense Amount does not exceed $12.0 million, 50% of the excess (if any) of the Management Expense Amount over $6.0 million.

Also, pursuant to the amendment, the Company and the Manager agreed to reduce the disposition fee that the Company will pay to the Manager in connection with the ECAF-I Transaction. Whereas the Company generally pays a disposition fee of 1.5% of the aggregate gross proceeds, the amendment provides for an aggregate disposition fee in respect of the aircraft in the ECAF-I Transaction equal to 1.2% of the aggregate gross proceeds.

During the years ended December 31, 2015, 2014 and 2013, the Company incurred $15.6 million, $2.2 million and $2.0 million of fees, respectively, in connection with the sale of aircraft.

In connection with the Company's underwritten public offering in July 2013, the Company sold 142,857 common shares in the form of ADSs to certain officers and directors of Fly and BBAM LP at the public offering price of $14.00 per ADS, generating proceeds of $2.0 million.

The Company's minimum long-term contractual obligations with BBAM LP as of December 31, 2015, excluding rent fees, consisted of the following:

	2016	2017	2018	2019	2020	Thereafter	Total
	(Dollars in thousands)
Fixed base fee payments (1)	$2,043	$2,043	$2,043	$2,043	$2,043	$14,391	$24,606
Fixed administrative agency fee payments due by B&B Air Funding (1)	851	851	851	851	851	5,997	10,252
Fixed administrative services fee due under the Term Loan (2)	381	348	295	228	114	240	1,606
Fixed administrative agency fee payments due by other subsidiaries (2)	504	482	424	350	335	928	3,023
Fixed payments for Management Expenses (1)	5,722	5,722	5,722	5,722	5,722	25,752	54,362
Total	$9,501	$9,446	$9,335	$9,194	$9,065	$47,308	$93,849

(1)	Amounts in the table assume Consumer Price Index ("CPI") rates in effect as of December 31, 2015 remain constant in future periods.
(2)	Assumes number of aircraft at December 31, 2015 remains the same for future periods.